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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): April 13, 2005

                              FIRST IPSWICH BANCORP
             (Exact name of registrant as specified in its charter)

          Massachusetts                 333-114018           04-2955061
   (State or other jurisdiction        (Commission         (IRS Employer
        of incorporation)              File Number)     Identification No.)

       31 Market Street, Ipswich, Massachusetts                01938
       (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (978) 356-3700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a) Not applicable.

(b) Effective as of April 13, 2005, Fitz O. Lufkin, Jr. and Peter A. Maistrellis retired as members of the Board of Directors of First Ipswich Bancorp.

(c) Not applicable.

(d) Not applicable.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST IPSWICH BANCORP

                                          By: /s/ Donald P. Gill
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                                              Donald P. Gill
                                              President and C.E.O.
Date: April 15, 2005